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                                                                  EXHIBIT (23).1

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS






As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 333-71910, 333-87659, 333-76575.



                                        /s/ Arthur Andersen LLP

Birmingham, Alabama
March 28, 2002